UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                              FORM 8-K/A


                             CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 31 July 2003


                                NEW MEDIA, INC.
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49989                  03-0459613
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                      120 North Cedar St. | Suite 3709
                             Charlotte, NC 28202
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                800-638-5820
                             ------------------
                         (Issuer's Telephone Number)



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends Item 4. Changes in Registrant's Certifying Accountant and exhibits of its report on Form 8-K to correct the language, dated
July 31, 2003 (filed with the  Securities  and Exchange  Commission on
October 14, 2003) as set forth in the pages attached hereto.





Item 1. Changes in Control of Registrant.

 None

Item 2. Acquisition or Disposition of Assets

None

Item 3. Bankruptcy or Receivership

None

Item 4. Changes in Registrant's Certifying Accountant

      Since inception of 20 June 2002, thru 31 December 2002 and the subsequent interim period preceding 1 Jan 2003, thru 11 June 2003 there were no disagreements between management and the former accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

The firm did issue a Going Concern Consideration which indicated that without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

Date of resignation of the firm 11 June 2003.


Item 5. Other Events

a. The Corporation's address is changed to:

120 North Cedar St. | Suite 3709
Charlotte, NC 28202

b. Return of common stock to the treasury:

On 10 October, 2003 Mr. Chris Cottone a former consultant to the corporation returned to the Corporation's Treasury 720,482 restricted shares and 1,462,798 shares issued under the Corporation's Employee Benefit Plan of 2003. This completes the action reported in the Company's Form 8-K of 31 July, 2003 to terminate an agreeement and return stock to the Company's Treasury.



Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

The former accountants have reviewed all submissions by the Company and there have been no disagreements or differences between the accountants and management. There have been no scope limitations, and the internal controls have been adequate for the Company's management to develop reliable financial statements.


Index to Exhibits

Exhibit          Description
- -------        -----------

10.18 CONSENT TO REVISED FORM 8K


               Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NEW MEDIA, INC.
                                                 -----------------------------
                                                 (Registrant)


Date:  14 October 2003                             /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer





Exhibit 10.18      CONSENT TO REVISED FORM 8K


Grassano Accounting, P.A.

Certified Public Accountants & Business Consultants

www .grassanoaccounting.com

900 NORTH FEDERAL HIGHWAY Suite 160
BOCA RATON, FLORIDA 33432-2754
TEL: (561) 395-0330 FAX: (561) 395-2081
E-MAIL: firm@grassanoaccounting.com
N. RICHARD GRASSANO, CPA (FL-NJ)


October 11, 2003

Board of Directors
Blackstocks Development Corp.
120 North Cedar St., Suite 3709
Charlotte, NC 28202

Re: Resignation Letter

Dear Board of Directors:

We agree with information on the revised Form 8K. Our resignation letter was dated June 11, 2003.

For the audits that we performed (of the financial statements for the period ended July 31, 2002 and for the period ended December 31, 2002), we issued going concern qualified opinions. Since your inception on June 20, 2002 through June 11, 2003, the Company's management has always supplied us with all necessary information, and we have been able to rely on all management's representations. There have been no scope limitations, and the internal controls have been adequate for the Company's management to develop reliable financial statements. The Company's management also has never disagreed with any of our adjustments or recommendations.


Sincerely,
/s/
N. Richard Grassano
President